UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2006

Shire plc

(Exact name of registrant as specified in its charter)

England and Wales

(State or other jurisdiction of incorporation)

0-29630	98-0484822
(Commission File Number)	(IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke, Hampshire RG24 8EP England

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	44 1256 894 000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 28, 2006, Shire plc issued a press release announcing its financial results for the three months to June 30, 2006. A copy of the press release is attached as Exhibit 99.01 which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

	(c)	Exhibits. The following exhibits are filed herewith:

99.01		Press Release of Shire plc dated July 28, 2006, reporting Shire’s financial results for the three months to June 30, 2006.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ Angus Russell

	Name:	ANGUS RUSSELL
	Title:	Chief Financial Officer

Dated: July 28, 2006

EXHIBIT INDEX

Number	Description

99.01	Press Release of Shire plc dated July 28, 2006